Analyst and Investor Meeting November 12, 2013 1 1 Agenda: 2013 Analyst and Investor Meeting Overview Mike Lamach Innovation Paul Camuti Operations Todd Wyman Climate Didier Teirlinck BREAK: 15 minutes Res. HVAC Gary Michel Industrial Robert Zafari Financial Sue Carter Q&A 2 Safe Harbor This presentation includes “forward-looking statements,” which are statements that are not historical facts, including statements that relate to the mix of and demand for our products, performance of the markets in which we operate, the proposed spin-off of our commercial and residential security businesses, our new reporting structure, our expectation regarding charges related to our restructuring, our capital allocation strategy, and our projected and proforma financial performance for the 2013 full-year and beyond. These forward-looking statements are based on our current expectations and are subject to risks and uncertainties, which may cause actual results to differ materially from our current expectations. Such factors include, but are not limited to, our ability to successfully, if ever, complete the proposed spinoff; our ability to fully realize the expected benefits of the proposed spinoff; global economic conditions, demand for our products and services and tax law changes. Additional factors that could cause such differences can be found in our Form 10-K for the year ended December 31, 2012, Form 10-Q for the quarters ended March 31, 2013, June 30, 2013 and September 30, 2013 and in our other SEC filings. We assume no obligation to update these forward-looking statements. This presentation also includes adjusted non-GAAP financial information which should be considered supplemental to, not a substitute for, or as superior to, the financial measure calculated in accordance with GAAP. Further information about the adjusted non-GAAP financial information, including why management believes the information is useful, the purposes for which management uses the information and reconciliation to the nearest GAAP measure, is included in financial tables attached to the earnings news release that can be found at www.ingersollrand.com. All data for beyond the third quarter of 2013 are estimates.

Analyst and Investor Meeting November 12, 2013 2 3 4 Positioning Ingersoll Rand to Deliver Shareholder Value Operational Excellence Balanced Capital Allocation Accelerating Revenue Growth Strong, recognized brands Well positioned in both geographic and end markets Sustainable, Profitable Growth and Shareholder Value Leading market shares

Analyst and Investor Meeting
November 12, 2013

Significant Progress 2009 to 2013

Ingersoll Rand.

- Building capabilities and integrating business models
- Enhanced innovation capabilities to deliver growth
- Sustainable operating margin improvement – operational and functional excellence
- Divested underperforming operations
- Spinout of Security businesses to realize full value
- Significant cash flow generation
- Capital allocation focused on creating shareholder value – dividend increase and $4 billion share repurchase 2011 to Q1 2014



Well positioned to drive future growth and margin expansion

5

Operating Margin Improvement

Ingersoll Rand.


Margins and Leverage
10.0%
6.8%
12.1%
9.0%
12.9%
10.2%
13.4%
10.7%
14.1% to 14.3%
11.4% to 11.6%
2009
2010
2011
2012
2013F

Operating Leverage:	38%	31%	73%	38%

Margins: EBITDA Operating

Percentage Point Change 2009-2013

	Change 2009-13
Climate	5.2 to 5.4 ppts
Industrial	7.6 to 7.9 ppts
Residential	1.5 to 1.7 ppts
Security	2.5 to 2.7 ppts
Total	**4.6 to 4.8 ppts**

Strong execution and expectations for further margin expansion

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3

Analyst and Investor Meeting
November 12, 2013

Capital Allocation

Ingersoll Rand

Annual Dividend Per Share


200% Increase 2010-13
$0.50
$0.28
$0.43
$0.64
$0.84
2009
2010
2011
2012
2013

- Future dividends to reach peer payout ratios
- 2013 dividend exceeded 2008 peak of $0.72 by 17%

Share Repurchase, $B


Shares Repurchased
36.3M
18.4M
$1.16
$0.84
$2.0
2011
2012
2013 to Q1 2014

- $2B authorization
  - Started in Q2 2013
  - 14 million shares for $800M repurchased Q3 YTD
  - Targeted for Q1 2014 completion

Over $4.5 billion returned to shareholders in 3 years

7

New Organization Structure

Ingersoll Rand

Climate	Industrial
Commercial HVAC Residential HVAC Transport Refrigeration	Compressed Air Systems and Services Power Tools Fluid Management Material Handling Club Car

- New structure to focus on core Climate and Industrial businesses
- Increase focus on growth with intentional enterprise-wide rigor
- Continued commitment to Operational Excellence
- Reduce complexity and cost
- Optimize common assets, technology and manufacturing commonalities
- Effective with Q4 2013 results

New structure to accelerate growth and to reduce complexity and overhead costs

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4

Analyst and Investor Meeting
November 12, 2013

"New" Ingersoll Rand: Foundational Strengths

- Leading global brands and market positions
- Strong long-term growth drivers
  - Macro drivers are energy efficiency and sustainability
  - Large installed base drives replacement business and parts and service growth
  - Global footprint and exposure to attractive growing markets
  - Organic growth enhanced by innovation
  - Market recoveries
- Product/service offering underpinned by shared technologies, materials, manufacturing, processes and supply chain
- Continued margin and cash flow improvement opportunity from operational/functional excellence

TRANE
American Standard HEATING & AIR CONDITIONING
THERMO KING
Ameristar
Ingersoll Rand
Club Car



A world leader in creating comfortable, sustainable and efficient environments

9

2012 Revenue Profile for New Ingersoll Rand

By Geography


North America 63%
Eur/ME 15%
Asia 16%
6%
Latin America

2012 Revenue: ~$12.0B
69% New equipment
31% Aftermarket

End Markets


Golf
4%
Transport Refrigeration
15%
Non-Res Building, N. America
30%
Industrial/ Process
21%
13%
17%
Non-Res Building, Overseas
Residential Building, Americas

By Segment


Climate 75%
Industrial 25%

Emerging markets accounted for 27% of total revenue

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5

Analyst and Investor Meeting November 12, 2013 6 11 Ability to Capitalize on Industry Macro Drivers Trends Opportunities Energy Efficiency/ Sustainability • Reduce energy costs • High-performance equipment: compression & thermal management, advanced controls Rising Food Costs, Spoilage and Safety Issues • Fill increased demand for food transport and preservation to reduce spoilage Global Industrialization • Reduce customer costs and improve efficiency for air and process cooling Large Installed Base that Continues to Age • Replacement equipment and ongoing parts and service streams. • Service expansion: new services and geographic expansion Recovery of Commercial and Residential Building Markets • New products in place to capture growth as markets recover in developed economies 12 Core Technical Capabilities Shared Across Businesses Compression Materials and Chemistry Thermal Management Smart, Wireless Devices Remote Services and Analytics Vibration/Acoustics Engineering Precision Machining Modeling and Simulation

Analyst and Investor Meeting
November 12, 2013

Growing Aftermarket Systems & Services

Ingersoll Rand

Total Revenues


31%
New Equipment

Aftermarket 31% of 2012 revenues; $3.9 billion in 2012







Commercial HVAC

7.2% CAGR


2005
2012

~40% aftermarket revenues

Tools to improve technical mobility and productivity

Industrial

5.2% CAGR


2005
2012

~40% aftermarket revenues


slam

Leveraging large installed base to grow aftermarket

13

Innovative Solutions

Ingersoll Rand

ThermoKing™ Precedent Temperature Control System




Innovation as a % of Revenue
13%
14%
17%
23%
24%
2008
2009
2010
2011
2012

Variable Speed 20 SEER Residential HVAC system



12V Cordless Mini Tools



Series™ S CenTraVac



C800 Oil-Free Centrifugal Compressor



2012 patent disclosures up 270%, patent filings up 75%

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7

Analyst and Investor Meeting
November 12, 2013

Operational Excellence

Ingersoll Rand

- Restructuring of **manufacturing footprint** largely completed in 2013
- Improved **pricing processes**: price exceeded material inflation for 10 consecutive quarters
- **Material** productivity
  - Global procurement
  - Centralize spend
- Lean transformation – **Operations**
  - Strong improvement in key metrics
  - Covers 40% of conversion costs in 2013, 60% by 2014
- Lean transformation – **Functional**
  - Program to reduce back office costs


Manufacturing Facilities
94
67
49
2009
2013
2013 Post Spin

Value Streams


Past Due Days
Cycle Time
Cost Leverage
Employee Engagement



Building capabilities: increasing margins and working capital efficiency

15

Operational Excellence

Ingersoll Rand

Value Steams: Past 3 years


Sales & Order Management
Applied Engineering
Sourcing
Build & Ship
Collection
Customer
Quote
Cash
Customer Value

- Speed to market as a competitive advantage
- Reduce cycle time and waste
- Improve working capital turns
- Increase market share and margins

Significant progress and results delivered

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8

Analyst and Investor Meeting
November 12, 2013

Value Stream Expansion

Ingersoll Rand


Growth "EX"
"OPEX"
Market Analytics
Technology & Innovation
Product Management
Sales Force Capability
Pricing
Customer
Idea
Launch
Quote to Cash
Customer Value

- Rigorous analytics, market segmentation, customer insights
- Generating, developing and launching offerings
- Reduce cycle times and increase speed to market
- Monetize reliability and energy efficiency through customized solutions

Significant opportunity to grow and expand margins using value stream discipline

17

2013 Forecast End Markets - Percent of 2008 Peak

Ingersoll Rand


Non-Residential Construction
48%
67%
Put-in-Place
S. Amer 196%
Asia 169%
N. America Starts SqFt
N. America Put-in-Place $
Source: Dodge, Global Insights
U.S. Residential Construction
45%
72%
S. Family Starts
HVAC MBU's
Source: AHRI, Census Bureau, Dodge
Industrial/Golf
100%
93%
82%
Industrial Prod
Brazil & Mex 101%
SE Asia 117%
India 118%
China 175%
Ind. Prod. N. America
Ind. Prod. Europe
Golf Car* Industry units
Source: ITR, Company Estimates, *2007 Peak
Refrigerated Trailer – Industry
88%**
79%*
N. America
Europe
Source: ACT, Company Estimates, *2007 Peak, **2006 peak

Company estimates end markets have bottomed… ongoing but uneven recovery

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9

Analyst and Investor Meeting
November 12, 2013

Ingersoll Rand Excluding Security

2008 to 2012 Revenue Change; Proforma, $M


2008 to 2012 ($320)
~$450
Equipment
Aftermarket
~($770)
Non-Recovered Equipment
~$530
Recovering Equipment
~($1,300)

Significant earnings power in a cyclical recovery

19

Summary

- Well positioned for the future – with strong momentum and further upside
  - Attractive end markets
  - Leading brands and growth from innovation
  - Strong penetration and positioning in developing markets with significant potential
- Integration of businesses delivering sustainable results
- OPEX will generate improved efficiencies, margins and speed to market
- Increased focus on delivering organic growth
  - Extending OPEX principles to generating ideas and developing and launching products
- Strong cash generation and disciplined capital allocation to deliver returns to shareholders







Much progress…Much more opportunity ahead

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10

Analyst and Investor Meeting November 12, 2013 11 Innovation/Technology Paul Camuti Senior Vice President, Innovation and Chief Technology Officer November 12, 2013 22 External Drivers that Impact Ingersoll Rand Energy Productivity Global Industrialization Sustainability and Climate Change Ubiquitous Connective Technologies Continue to expand our market leadership in reliability and energy efficiency / sustainability

Analyst and Investor Meeting
November 12, 2013

2014 Technology Trends Impacting our Innovation Agenda

Ingersoll Rand

- Information and Communications
  - The internet of things
  - Wireless
  - Large scale data analytics
- Materials
  - Light weight, high strength
  - Energy storage
  - Refrigerants
- Additive Manufacturing / 3D Printing

Opportunity for Ingersoll Rand

- Remote Service & Energy Service
- New Solution offers for systems
- Improve Energy Efficiency
- Improve Reliability
- Product Development cycle time






Focus on external drivers and trends

23

Where We Are Today

Ingersoll Rand

~2,800 Technologists Worldwide

*Engineering & Technology Center Locations


North America
1,410 Engineers
Davidson, NC
Minneapolis, MN
Tyler, TX
LaCrosse, WI
St. Paul, MN
Europe
300 Engineers
Prague, Czech Republic*
Epinal, France
Oberhausen, Germany
Vignate, Italy
China
545 Engineers
Shanghai*
Taicang*
India
550 Engineers
Bangalore*
Chennai*
Networks of Excellence
Modeling & Simulation
Materials & Chemistry

Investing in growth markets and services

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12

Analyst and Investor Meeting November 12, 2013 13 25 Core Technical Capabilities Shared Across Businesses Compression Materials and Chemistry Thermal Management Smart, Wireless Devices Remote Services and Analytics Vibration/Acoustics Engineering Precision Machining Modeling and Simulation 26 Establishing & Expanding Cross-Company Networks of Excellence • Modeling & Simulation Cross-sector team technical experts in computer and mathematical modeling and simulation – Reduce Cycle Time – New Customer Offerings – Improve Quality and Reliability • Materials & Chemistry Cross-sector team materials experts (e.g., metallurgy, joining, plastics & composites, fluids, tribology and wear, and coatings and corrosion) – Material Productivity – Improve Quality & Reliability – External Leverage Sample Project Thermo King Condensing Fan Improve energy efficiency by up to 15% Leveraging competencies and technology investments across company

Analyst and Investor Meeting
November 12, 2013

A System to Drive Growth through Innovation

Ingersoll Rand

Building capability and our business operating system for:

Product Management

- Market Analytics
  - Customers
  - Markets
  - Competition
- Cross functional product line performance

Engineering

- Project management
- Common processes (IRPDP)
- Management - internal and external resources

Innovation

- Offer choices, Portfolio Management
- New offer development
- External partnering

Innovation delivers growth and margin expansion

27

Vitality Index

Ingersoll Rand

Innovation Revenue


$1.3B
$1.7B
$2.4B
$3.4 B
$3.3 B
2008
2009
2010
2011
2012

More than $3 billion in innovation revenue

Innovation as a % of Revenue


13%
14%
17%
23%
24%
2008
2009
2010
2011
2012

More than 100 new products launched in 2013

28

14

Analyst and Investor Meeting
November 12, 2013

Delivering Growth Through Innovation

Ingersoll Rand



Thermo King™ Precedent Temperature Control System


Intellectual Property
Invention Disclosures
Patent Applications
2011
2012
2013F



Variable Speed 20 SEER Residential HVAC system



C800 Oil-Free Centrifugal Compressor



Series™ S CenTraVac

29

Moving Forward: What do we want?

Ingersoll Rand

Growth and improved margins through Innovation

*based on the ability to **reliably and repeatedly** deliver new products, services and processes that **create significant new value** for customers **and profitable growth** for us.*


Recognized as an innovation leader
Performing
Building Capability
Building capability over time

30

15

Analyst and Investor Meeting November 12, 2013 16 31 Summary • Integrating and operating the company with respect to growth • Our Focus: Delivering growth and margin expansion through innovation and technology • Building Innovation capability thru Product Management, Engineering, External Focus • Multi-year journey Global Operations & Integrated Supply Chain Todd D. Wyman Senior Vice President Global Operations and Integrated Supply Chain November 12, 2013

Analyst and Investor Meeting November 12, 2013 17 33 Agenda Operational Excellence • Strategy • Landscape • Capability Building • Lean Transformation • Global Procurement • Materials & Sales, Inventory and Operations Planning • Quality • Advanced Manufacturing Engineering 34 Operational Excellence Strategy • Balancing of “Inch wide & mile deep” strategy and continued expansion • Growth and people engagement focus • Expansion to Parts & Service to align with growth strategy Lean • Global Direct Material Commodities – Leveraging global spend through a local, regional and global supply base model • Business Facing Program Management – Collaborating with engineering and product management to support specific, prioritized growth and productivity programs • Support Functions – Leveraging global spend across indirect material, logistics and supplier development and quality Procurement • Quality & Advanced Manufacturing Engineering (AME) – Build best in class capabilities, processes and technology within an optimized footprint • Materials Management and Sales, Inventory & Operations Planning (SIOP) – Developing global standardized processes to improve delivery and cash performance Standard Processes

Analyst and Investor Meeting
November 12, 2013

Total Cost Landscape

Ingersoll Rand.

- Global Procurement
  - Rationalization
  - Supplier Quality & Development
  - Pricing Excellence


Labor &
Overhead
$2.5 B
Material
$5.8 B
SG&A
$2.5 B

Service
$0.3 B

- Lean Transformation
- Indirect Leverage
- Manufacturing Networks of Excellence

- Functional Excellence
- ERP Transformation

2013 Estimated Cost data

Driving a Business Operating System(BOS)

35

Capability Building

Ingersoll Rand.

Initial Focus (2010-2011)

- **Recruit expertise externally**
  - 6 of 9 Operations Leadership Team (OLT)
  - 80% of Regional Operations Leaders
  - 38 Lean Experts
  - 50% of procurement leadership
  - 75+% of materials, AME, quality and EHS leadership

Today's Focus (2012 – Future)

- **Educate & Train**
  - Materials industry training & certification
  - Introduction to lean and problem solving
  - Leadership immersion
  - Networks of Excellence (NOEs) training & certification
- **Develop internally**
  - Career path model in place
  - 70+% of plant managers in last 12 months
  - 100% of regional operations leaders in last 12 months
  - 8 of Lean experts promoted in line roles

36

18

Analyst and Investor Meeting November 12, 2013 19 37 Lean Transformation • Less reliance on external coaching • Build out of internal resources – Regional and functional capability • Implement model value stream • Mature leadership immersion • Imbed continuous improvement through daily management and problem solving Capability Building Expansion • Value Streams – Progression on track … 85% coverage by 2016 – Connecting end to end, aligned to Product Growth Teams – Expansion into Parts, Services & Functions • Business Operating System – Organization design – Expand coverage, continuous improvement, and disciplined adherence to standard work Balancing between capability building and expansion 0 100 200 300 400 500 2013F 2014F 2015F 2016F Full-Time Dedicated Value Stream Change Agents 0 20 40 60 80 100 2013F 2014F 2015F 2016F Value Stream % Coverage 38 Lean Transformation Results 2013 - YTD Q3 Absolute Margin Expansion* 3.6% +3.5 ppts Cycle Time 27% N/A Inventory Turns 8.5X +2.4 Turns **Measured by Cost Leverage Past Due Days 28% +18.9 ppts Cost of Poor Quality 13% + 7.0 ppts Continued separation in performance improvement Difference Between Value Streams & Non Value Streams

Analyst and Investor Meeting November 12, 2013 20 39 Lean Transformation Results 2013 YTD results from value streams started in 2011 Past Due Days Cycle Time Inventory Turns Margin Expansion* Cost of Poor Quality 7%21% 6.7% 12%17% **Measured by Cost Leverage Expectation of continuous improvement cycle 40 Global Procurement: Organizational Focus Commodity Management • Mature commercial & technical expertise • Leverage commonality with total cost focus • Rationalize supply through 7 step process Business Partnering • Mature product and project management skills • Connectivity to business prioritization • Partner on delivering New Product Development & productivity Functional Teams • Functional expertise • Supplier quality & development • Global logistics & indirect material

Analyst and Investor Meeting
November 12, 2013

Global Procurement: Core Synergy

Ingersoll Rand.

Examples
Gas & Diesel Engines
Aluminum Fin Stock
Compression Molded Plastics
Refrigerants


16% Unique Buy
84% Common Buy

Examples
Electric Motors & Drives
Power Storage
Steel
Castings
Machined Parts

Focus on rationalization, continuity of supply, quality and cost

41

Global Procurement: Rationalization

Ingersoll Rand.

Soft Tooling

Current State

- ~$190M Spend
- 487 current suppliers
- >57K part numbers

Future State

- ~$35M+ of productivity over 3 years
- ~70% reduction in supply base
- ~80% spend under long term agreements
- ~15% improvement in payment terms

CNC Turret



Laser



Brake Press



Manual Welding



Robotic Welding



42

21

Analyst and Investor Meeting November 12, 2013 22 43 FY 2012 FY 2013E Global Procurement: Supplier Quality & Development • Invested in additional 55 quality professionals − Technical expertise − Regionally deployed • Deploying standard work − On-site Assessment (OSA) − Advanced Product Quality Planning (APQP) − Production Part Approval Process (PPAP) • Targeted supplier quality improvement plan − 100 focus suppliers identified 36% Decrease Targeted Supplier Parts Per Million(PPM) Defects 44 • Project based opportunities • Leverage and scale • Improved capability quality and delivery of service • Maintenance, Repair and Operations (MRO) North America example: − $120M annual spend − 6.5% YTD productivity − Site and Enterprise scorecard in place • Opportunity for similar program expansion − EMEIA annual spend $45M − AP annual spend $30M Global Procurement: Indirect

Analyst and Investor Meeting November 12, 2013 23 45 FY 2011 FY 2013EFY 2011 FY 2013E Materials & SIOP • Model for standard organization design • Functional expertise through training and certification • Implementing basic processes globally • Matured processes to be implemented with capability in sync with Lean Average Monthly Inventory Turns Past Due Days 14% Increase 64% Decrease 46 FY 2011 FY 2013E Quality • Standard Quality Mission and Policy in place • Developing Standard Quality Management System • Investment in Quality Engineers & Supplier Development Engineers • Prevention - Advanced Product Quality Planning (AQP) - Production Part Approval Process (PPAP) - Supplier Assessment & Development - Quality at the Source in sync with Lean maturity • Problem Solving - Basic problem solving - Six Sigma 28% Decrease Year End Cost of Poor Quality

Analyst and Investor Meeting November 12, 2013 24 47 Advanced Manufacturing Engineering (AME): Core Synergy • Drive capability in manufacturing Networks of Excellence (NOEs) • Initiated pilot with strong results • Expand to other manufacturing NOEs • Standard equipment, tools, materials & process • Standard training & certification Joining Pilot • 240 million connections annually • 30 locations with 1200 associates • 18.2% reduction in COPQ • 3 trial lines in Columbia, Tyler and Vidalia − 3 point improvement in first pass yield − 58% improvement in parts per million defects (PPM) 48 Summary • Executing on consistent strategy • Capability is stronger every day • Building out and maturing of the Business Operating System (BOS) Leveraging the business operating system to expand margins

Analyst and Investor Meeting November 12, 2013 25 Climate Solutions Didier Teirlinck Executive Vice President, Climate Segment November 12, 2013 50 Climate Solutions Summary Attractive Markets and Positive Market Indicators Growth Strategies and Initiatives • New products & innovations • Global services expansion • High growth markets • Growth through partnerships Operational Excellence • Lean transformation improvements • Sales productivity

Analyst and Investor Meeting
November 12, 2013

Climate Solutions

Ingersoll Rand

75 1938 2013 THERMO KING

100 1913 TRANE 2013


BUILT TO GO
THE DISTANCE
Trusted expert
Innovator
Performance Specialist


TRANE
Performance
Innovation
Commitment
Knowledge

Trusted brands with extensive installed base and global market coverage

51

Trane

Ingersoll Rand

Integrated Systems



- Chillers
- Unitary
- Airside
- Controls

Trane Building Services



- Service
- Contracting and Energy
- Monitoring and Analytics
- Parts

Making Buildings Better For Life


Design and Construction
Operate, Maintain and Sustain
Enhance Building Results
Restore and Modernize
Customer Mission

Delivering high performance buildings through unique expertise in HVAC systems and service

52

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Analyst and Investor Meeting
November 12, 2013

Thermo King

Ingersoll Rand

Transport Refrigeration Solutions



Trailer



Large Truck



Bus and Rail Comfort



Small Truck



Marine



Railcar & Intermodal

Global Dealer Network



850+ worldwide

- TK trained and certified technicians
- Comprehensive service contract programs
- 24 hour and mobile service
- TK and competitive replacement parts

Delivering reliable, efficient refrigerated transport solutions, supported by extensive worldwide dealer network

53

Markets and Regions

Ingersoll Rand

Product/Solution


Transport
24%
HVAC
76%

Region


Asia
14%
EMEIA
19%
North
America
59%
Latin America
8%

Type


Equipment
64%
Service/Parts
25%
11%
Controls/
Contracting

Growth Through Innovation

- Leading positions in transport refrigeration and commercial HVAC markets
- Strong brands and channels

Growth In Global Markets

- Continued expansion in Asia Pacific, Latin America and Middle East
- Benefits of regionalization and localization

Growth in Services

- Serving customers with total lifecycle solutions
- Realizing benefits of product and services innovation

Aligning investments and resources to growth priorities

54

27

Analyst and Investor Meeting November 12, 2013 28 55 Market Drivers and Trends Urbanization Efficiency and Sustainability Food and water scarcity Existing Building Solutions Food Safety Integrated Building Solutions Regulation Refrigerant Market drivers for continued long term growth 56 Market Indicators Indicators of future improvement of market conditions and long term global growth US Vertical Market Growth 5% 6% 7% 7% 8% 9% 11% North America West Europe Latin America ME&A East Europe Rest of Asia China Regional Non-Res Construction Growth (2012 – 2022 CAGR) Source: IHS Global Insight, Global Construction Outlook - Sept 2013 2014 Stores & Restaurants Office Manufacturing Education Health Care Public Lodging Other Total 4.7% Source: McGraw Hill US Transport Market Growth -20 -15 -10 -5 0 5 10 15 20 1 2 3 4 1 2 3 4 1 2 3 4 1 2 3 4 1 2 3 4 1 2 3 4 1 2 3 4 1 2 3 4 1 2 3 4 ACT U.S. Freight Composite Q/Q at SAAR, Y/Y Q1’06 – Q4’14 (Actual through Q2’13) ANN. AVG. +5.4% + 3.6% +4.8% 06 07 08 09 10 11 12 13 14

Analyst and Investor Meeting
November 12, 2013


Growth Strategies and Initiatives
Ingersoll Rand
New Products and Innovations
Global Services Expansion
High Growth Markets
Growth Through Partnerships
57


New Product Introductions
Ingersoll Rand
TRANE
Series™ S CenTraVac
Light Commercial Unitary
Wireless Communications
Stealth ™ Air-Cooled Chiller
Full-line of Water-Source Heat Pumps
Large Unitary Upgrades: IntelliPak™ I
Advantage™ VRF
Performance Climate Changer Air Handler
Precedent
TriPac Evolution
T-80 Self Powered Truck
Athenia
V-600, V-800
Ce-Series
TK Cool
Turning customer challenges into innovation opportunities
58

29

Analyst and Investor Meeting
November 12, 2013

New Product Introduction
Foundation™ Light Commercial Rooftop Unit

Ingersoll Rand


TRANE
Every successful building needs a strong foundation.
Trane® Foundation™ light-commercial rooftop units

- Specifically designed for the replacement market
- High quality & reliability
- Reduced first costs in replacement applications
- Rapid delivery enables immediate / emergency replacement
- Simplified design minimizes service time



Industry first, dual footprint design enabling direct replacement of competitor units

59

Innovating for Efficiency and Sustainability

Ingersoll Rand

TRANE



Most Efficient Oil-Free Chiller
- World's highest efficiency centrifugal chiller at both full load and part-load
- Lowest carbon footprint
- Retrofit enabling

Stealth ™ Air-Cooled Chiller
Chiller Noise Reduction
- Three levels of acoustic performance
- 25% lower cost vs. standard noise reduction solution





Precedent Trailer Refrigeration
- Dramatic carbon footprint reduction
- Complete compliance *(including 2020 California)*
- 15%+ fuel savings



CryoTech
- Powered by CO_2
- Almost silent (PIEK compliant)
- Zero diesel engine and particulate emissions

60

30

Analyst and Investor Meeting
November 12, 2013

Service and Business Model Innovation

Ingersoll Rand



Existing Building Solutions

R'Newals ™
(retrofit solutions)



Replacement Coils





CryoTech Business Model



Intelligent Services

Energy Services





Mobile Applications

Dashboarding *(SaaS)*



Delivering reliability, efficiency and lifecycle solutions

61

Global Services Expansion: Controls Innovations

Ingersoll Rand

Customer Experiences

- Advanced, more intuitive graphical user interfaces
- Unmatched mobile functionality designed for today's mobile devices
- Smartphone applications make advanced control available 24/7 from virtually anywhere



Wireless Communications



- Reduced labor and material costs
- Simplified installation
- Benefits contractors and building owners at new and existing facilities:
  - Installed cost and labor savings
  - Speed of construction or retrofit
  - Reliability
  - Lifecycle savings

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31

Analyst and Investor Meeting
November 12, 2013

Global Services Expansion: Trane Boost

Ingersoll Rand

Cooling System Optimization Programs


Energy Waste
Admin
Energy & Consumption
Parts & Maintenance

Cooling system operating cost

Situation

- Significant and rising energy costs
- Coupled with budget constraints

Solutions

- Trane Boost optimizes cooling system ROI
  - Different levels to suit customer need
  - Addresses full system
    - Equipment retrofit solutions
    - Water system upgrades
    - Controls



Results

Poland, Pharmaceutical:

- Saved 60% of pumping energy costs

Germany, Manufacturing:

- Comprehensive retrofit including free cooling reduced chiller hours by 20% and utility cost by 10%

63

Global Services Expansion
Rental Expansion

Ingersoll Rand





Situation

- Many businesses require temporary cooling:
  - Disaster recovery
  - Seasonal contingency cooling
  - Capacity increase with no replacement budget
  - Pro-active maintenance shut-down

Solutions

- Areas of use:
  - Seasonal demand
  - Planned equipment upgrade
  - Unplanned emergencies
- Applications
  - Specific markets (e.g., ice rinks, wineries)
  - Resiliency and contingency planning

Results

- Rapid profitable growth
- >60% utilization and increasing

Revenue


3X
5X
2013F
2014F
2017F

64

32

Analyst and Investor Meeting
November 12, 2013

High Growth Markets

Ingersoll Rand

- 2014 — *Czech Manufacturing facility upgrade*
- 2013 — *China test lab*
- 2012 — *Localization: products & supply chains*
- 2011 — *Regionalization of organization*
- 2010 — *Local talent development*
- 2009 — *China manufacturing*

Commercial HVAC Developing Market Growth


8%
2009
2013
LAR
MEIA
EE
China
AP Em Mkts

Commercial HVAC Developing Market Growth vs. GDP


6%
8%
GDP
Commercial HVAC

Executing our global growth strategy

65

High Growth Markets: Customer Wins

Ingersoll Rand

2013 Growth


Brazil
China
Mexico
0%
25%

Recent customer wins

Brazil

- **Viação Redentor** - Large bus fleet serving Rio de Janeiro
  - New TK bus HVAC unit will serve newly expanded bus line as part of 2014 World Cup and 2016 Olympics

China

- **Samsung Group** – Largest semiconductor fabrication plant of its kind
  - High efficiency chillers, air handling, installation & commissioning, cooling tower optimization and controls

Mexico

- One of Latin America's largest conglomerates
  - Chillers, air handling, building controls, service and contracting

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Analyst and Investor Meeting
November 12, 2013

Growth Through Partnerships

Ingersoll Rand

Trane Building Solutions

- Applications engineer expertise
- Innovative systems controls
- Comprehensive solutions for building owners
- But not doing everything ourselves

Leveraging Partnerships

- Access to additional market leading products
- Larger integrated solutions
- Expanded channel access
- Increased value to customers
- Extensive network of partner products to integrate with Trane solutions imagination at work

SAMSUNG

Building a global network of partnerships, including GE and Samsung, for expanded integrated solutions

67

Lean Transformation Improvements

Ingersoll Rand

TRANE

Clarksville / Monterrey



Metrics	% Reduction
# of Stations	85%
Assembly Space	64%
Capital	35%
Labor Hrs Per Unit	25%



Lynn Haven

Metrics	% Change
Cycle Time Reduction	48%
Past Due Deliveries	69%
On-time Deliveries	36%

Arecibo

Metrics	% Reduction
# of Stations	43%
Total Sq. Footage	36%
Capital	23%
Labor Hrs Per Unit	26%



Hastings



Metrics	% Improve
Cost / Margin	23%
Past Due Days	43%

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34

Analyst and Investor Meeting November 12, 2013 35 69 Sales Productivity Structured sales management to: • Increase ability to “win” at each stage of customer’s buying process • Earn the business on the right terms and in the right time Selling efficiency and effectiveness through sales management processes Asia Pacific HVAC Market Coverage 2012 2013F 2012 2013 Opportunities Identified Opportunities Won 39% 29% 70 Climate Solutions Attractive Markets and Positive Market Indicators Growth Strategies and Initiatives • New products & innovations • Global services expansion • High growth markets • Growth through partnerships Operational Excellence • Lean transformation improvements • Sales productivity 6.0% 2009 2013F 11.2% to 11.4% Percentage Point Change 5.2 to 5.4 Operating Margin

Analyst and Investor Meeting November 12, 2013 36 Residential Solutions Gary Michel Senior Vice President President, Residential HVAC North America November 12, 2013 72 100 Years Of Trane – On to the Next Century After 100 years, it’s hard to stop a Trane! Solidify the Core Position for growth • Operational efficiency • Strong profitability improvement • New Product introduction process • Quality leadership • New products and brand • Optimizing distribution channel Implement operating system

Analyst and Investor Meeting
November 12, 2013

100 Years Of Trane: Looking Forward

Ingersoll Rand

- Powerful strategic brands with highest brand preference
- Leading reliability and quality
- Proven channel leadership with highest dealer satisfaction
- Leading energy efficiency and sustainability

TRANE · American Standard Heating & Air Conditioning · Ameristar · NEXIA Home Intelligence

Positioned for a successful second century!

73

Residential Solutions Revenue Profile

Ingersoll Rand


2013F Revenue ~$1.7B
Distribution Channel
40% Company Owned
60% Independent
Light Commercial
14%
End User
86% Residential
Growth
6%
80%
2012
2013F
2012
2013F
Revenue Growth
OI Growth

Business improvements created strong margin performance

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Analyst and Investor Meeting November 12, 2013 38 75 Channels to Market • Strategic end-user relationships • Strong builder programs to leverage HVAC sales • Nexia is the leading home intelligence platform in residential new construction • Strong relationships in retail and e-commerce • Nexia driving new partnerships • Nexia is the leading home intelligence platform in e-commerce • Large, specialized dealer network — Trane Comfort Specialists — American Standard Customer Care dealers • Superior technical and selling skills, gained via extensive training • Growing company-owned distribution network Proven channel leadership Dealer/Distributor Builder Retail/E-Commerce 76 HVAC North America Landscape Expecting more modest growth in 2014 compared to 2013 (000)

Analyst and Investor Meeting
November 12, 2013


Strategic Priorities
Ingersoll Rand
Leverage our brand preference to drive growth
Compelling Brand Experience
Total Market Solutions
Differentiated Solutions
• Channel improvements
— Sales excellence
— Dealer programs
— Better parts support & delivery
— Leads
• Segmented offerings
• Enhanced customer experience
• Operational excellence
• Total market focus
• New product designs with rapid and effective commercialization
• Nexia diagnostics and controls
• Energy efficiency leadership
— Variable Speed
— Ultra high efficiency systems
• Continued reliability and quality leadership
A Product For Every Home
77


Innovation Roadmap: Positioning For The Future
Ingersoll Rand
Launched
2013/2014 Launch
2015 and Beyond
American Standard
NEXIA
TRANE
Ameristar split and package systems
New Air Handler
High Performance Coils
Ductless
Energy Management
New Thermostats
Sensors
Automated window coverings
Next Generation Electronic Locks
Utility demand response integration
Solar integration
Variable Speed Systems
Additional air handlers, and matched heat pump and AC units
VRF and U-match ductless
Additional color touchscreen controls
Garage door controller
Water sensors
HVAC diagnostics
High definition video
Ultra high efficiency systems
New Furnace Platform
Continued expansion of the ecosystem of devices
We continue to innovate products to drive growth and differentiation
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Analyst and Investor Meeting November 12, 2013 40 79 Variable Speed 17 to 20 SEER applications providing consistent, efficient comfort at an affordable price point: • Maintains consistent indoor temperature within ½ degree • Reduces humidity levels • 50% more efficient in cooling, 30% more efficient in heating versus industry standard single speed system • 30% less weight than other variable speed systems; 50% less weight than our traditional systems • Allows homeowners to save an average of 40% percent on their monthly energy bill, saving up to $600 a year on energy costs Maintaining leadership in comfort and efficiency 80 Operational Excellence: Tyler Facility Creating a sustainable competitive advantage Before After Cycle Time Reduction Labor Reduction Space Reduction 1/3 25% 50% Inventory Turns +30%

Analyst and Investor Meeting November 12, 2013 41 81 Ameristar • Launched April 2012, with continued strong growth —Market share ranks in top half of all HVAC brands • Broad product portfolio —13, 14 SEER systems —Plans to expand portfolio up to 16 SEER • Over 200 points of distribution, expanding rapidly Growing product line for existing and new channels of distribution 82 Home Intelligence Builder • The leading home intelligence platform in new construction — HVAC business leverages Nexia builder relationships E-Commerce • The leading online home intelligence platform HVAC • Benefits for our HVAC dealers: ‒ Differentiated home intelligence solution ‒ Remote system diagnostics ‒ Increased pull-through of thermostats and controls • We have doubled our thermostat portfolio since 2012 ‒ Enhanced dealer / consumer relationships Nexia enhances our HVAC offering in multiple channels

Analyst and Investor Meeting November 12, 2013 42 83 Residential • Powerful strategic brands with highest brand preference • Leading reliability and quality • Proven channel leadership with highest dealer satisfaction • Leading energy efficiency and sustainability Positioned for a successful second century! 6.1% 2009 2013F 7.6% to 7.8% Percentage point change 1.5 to 1.7 Operating Margin: Residential Solutions* *Includes the Residential HVAC and Security businesses Robert Zafari Executive Vice President, Industrial Segment November 12, 2013 Industrial Segment

Analyst and Investor Meeting
November 12, 2013


Global Industrial Businesses
Ingersoll Rand
Compressed Air Systems and Services
$14.4B*
Rotary, centrifugal and reciprocating air compressors and treatment products
Comprehensive multi-year service agreements, audits, aftermarket parts and accessories
Power Tools
$7.4B*
Professional tools for fastening, drilling and surface preparation
Material Handling
$1.7B*
Hoists, winches and systems for moving and positioning loads
Fluid Management
$1.2B*
ARO
Pumps and systems for fluid handling, transfer and application
Club Car
$5.0B*
Club Car
Golf, commercial and utility vehicles for transportation
* Figures are management estimates of the addressable market sizes, 2013
$30B market with high growth, high margin opportunity
85


A Well-Balanced Revenue Profile
Ingersoll Rand
Products
Material Handling 5%
Fluid Management 4%
Power Tools 12%
Air Equipment 34%
Compact Vehicles 18%
Air Services 27%
Regions
Latin America 5%
Asia Pacific 21%
North America 52%
EMEA* 19%
India 3%
Type
Service 7%
Rental and Used 3%
Parts 25%
Recurring 35%
Complete Equipment 65%
• Market-leading businesses
• Prioritized investments in high growth, high-margin areas
• Core module and system integration engineering
• Regional balance of revenue
• High growth market focus
• Region-of-use capabilities
• Strong parts and service businesses
• Comprehensive multi-year CARE agreements
• Advanced services
*EMEA = Europe, Middle East, and Africa
Attractive businesses with solid product platforms and regional balance
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Analyst and Investor Meeting
November 12, 2013

Industrial Outlook and End Market Distribution

Ingersoll Rand

Industrial Production Index	
Region	**Trend**
United States	⇨
Brazil	↗
Mexico	↗
Eurozone	↗
China	↗
India	⇨

Outlook

- Modest Americas growth
- European recovery
- Steady growth in China and Asia Pacific
- Challenges in India
- Flat golf market

Revenue Distribution by End Market


All Other
19%
Manufacturing
19%
Golf & Turf
11%
Oil & Gas
7%
Chemicals
6%
Power
6%
Food & Beverage
5%
Metals
5%
Garage
4%
Commercial
4%
Consumer
4%
MVI
4%
Mining
3%
Electronics
3%

Sources: Consensus Economics; MAPI; management estimates

Growth above trend from innovative products and services

87

Durable Trends Spanning All Businesses and Regions

Ingersoll Rand

Customers value:

Reliability	• Maximum uptime • Dependable delivery and service • Product quality and performance
Efficiency	• Reduced energy consumption • Increased productivity • Reduced waste
Safety and Sustainability	• Product integrity; consumer well-being • Employee safety and ergonomics • Environmental responsibility
Intelligent Systems	• Connectivity • Smarter equipment and systems • Technology choice: air or electric
Expert Assistance	• Application-specific support • Customized solutions • Safety and regulatory expertise



Mega trends support 3-5% underlying revenue growth

88

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Analyst and Investor Meeting
November 12, 2013

Four Strategic Growth Paths

Ingersoll Rand

Enhance Customer Experience	Grow Technology Leadership	Grow Global Services	Optimize and Expand Channel
			
• World-class delivery and quality through standard processes • Seamless online experiences • Superior customer communication • New enterprise IT system infrastructure	• Customer-driven innovation • Market-leading reliability, efficiency and controls technology • Core module and system integration engineering centers • Region-of-use capabilities	• Enhanced customer value through multi-year CARE agreements • World-class parts logistics and pricing • Mobility tools to enable technician responsiveness and productivity • Advanced services for reliability and efficiency	• Network of fewer but stronger channel partners • Dedicated regional channel teams • Standard global distributor management processes • High Growth Market (HGM) expansion

Growth is our overarching mission; customer experience is our first priority

89

Enhancing Customer Experience: Lean Transformation

Ingersoll Rand

Transformational Results from Global Industrial Businesses (2010 – September 2013)

82%	33%	6% CAGR	280 bps
Past Due Backlog Reduction	On Time Delivery Improvement	Revenue Increase	Gross Margin Expansion

Campbellsville, Kentucky Manufacturing Operation



Value Stream Improvement:	
Customer cycle time	93%
Past due backlog reduction	100%
On-time delivery	78%
Revenue increase	8%

Lean standard work delivering transformational results

90

45

Analyst and Investor Meeting
November 12, 2013


Grow Technology Leadership: Air Equipment
Ingersoll Rand
Centac Oil-Free Centrifugal Compressors: Platform Expansion
C1000
C800
C2000
Class 0
Oil-Free Air
Certification of all platforms
2007
2010
2011
2012
2013
R90-110
R132-160
R55-75
R37-45
R15-37
R-Series Oil-Flooded Rotary Compressors: Platform Completion
New products delivering share gain and margin expansion
91


Grow Technology Leadership: Air Equipment
Ingersoll Rand
V-Series™
Evolution™
SMART UP™
Aerius™
SIRC
Evolution™
Compressores de Parafuso Rotativo
Série SMART UP
Aerius
• Serves the growing China value market
• Second generation underway
• Designed and built in China in 8 months
• Serves the Indian automotive component and textile markets
• Designed and built in India in 8 months
• Targets Latin American automotive service and light manufacturing
• Designed and built in Brazil in 6 months
• Provides small rotary for European value market
• Targets workshops, automotive service centers, machining and printing
• Launched in 6 months
2011
2012
2013
2013
Taking market share in high growth value markets across the globe
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Analyst and Investor Meeting
November 12, 2013

Grow Technology Leadership: Power Tools

Ingersoll Rand

Situation and Focus Areas

- **Market leader** in premium, professional pneumatic Impactools™
- Increasing demand for cordless and DC electric tools in the Garage and Industrial segments
- 13 new cordless and pneumatic tool launches in 2013
- Cordless revenue growth of 119% CAGR from 2011

QX Series Precision Cordless Tools



- Cordless flexibility
- Traceability
- Connectivity

"The operators like the QX tool. They take care of it, keep it clean and locked up. They never do that with the other tools they use."
– European truck manufacturer

IQ^{V12} Cordless Mini Tools


PopMech 13

- Compact size for vehicle service and MRO
- Lightweight for comfort and ergonomics
- Durability by design

Increasing investment in our high margin power tools business

93

Grow Technology Leadership: Material Handling

Ingersoll Rand

Situation and Focus Areas

- **#1 position** in air-operated winch products for the oil and gas market
- Growing demand for systems that make lifting, positioning and moving products and personnel **safer** and **more efficient**
- Major opportunities in electric-driven systems and value-added services

Committed to Safety Campaign


COMMITTED TO SAFETY
LET OUR FAMILY PROTECT YOURS

MR 150 Personnel Winch



- Enhanced safety features
- Lifts personnel during onshore or offshore drilling inspection and maintenance
- December 2013 launch



Extending our market leadership through safety and innovation

94

47

Analyst and Investor Meeting
November 12, 2013

Grow Technology Leadership: Fluid Management

Ingersoll Rand

Situation and Focus Areas

- ARO is a **global leader** in air-operated diaphragm pumps
- Electric-driven pump market is **10X larger** than the air-operated pump market
- Expanding technology scope to add **process intelligence and improve safety and energy efficiency**

L and H Series Peristaltic Pumps


ARO

- Electric-driven technology
- Enables entry into $700M global market
- May 2013 launch

Electronic Interface Pumps



- Equipped for remote monitoring and control
- Enables growth within $500M global market
- June 2013 launch

Entering the $12B electric-driven and intelligent pump market

95

Grow Technology Leadership: Club Car

Ingersoll Rand

Situation and Focus Areas

- Club Car is the **global market leader** in golf cars
- Executing on product development in golf to **deliver growth** in a flat U.S. market
- Ongoing aftermarket focus is delivering profitable growth and customer loyalty
- Growing commercial utility market represents a significant opportunity

4Fun™ Golf Car



- First golf car with four forward-facing seats and four-bag attachment
- Visage™ equipped
- October 2013 launch

Next Generation Carryall



- Most reliable and versatile Commercial Utility Vehicle
- New Electronic Fuel Injection engine with 50% better fuel economy
- January 2014 launch

CARRYALL

Innovating in core golf market; extending commercial utility reach

96

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Analyst and Investor Meeting November 12, 2013 49 Air System Optimization Grow Global Services: Air System Optimization Winning customers through efficiency and lifecycle value improvement Goal: Deliver air at the right quality, pressure and flow - at the lowest Total Cost of Ownership and highest level of reliability 97 • Fortune 500 firm, global leader in food production • 26 installed centrifugal air compressors • 86,000 total horsepower • 420,000 specific cubic feet per minute of air Win for Customer • $1.7M annual energy efficiency savings • $500K rebate from local utility Win for Ingersoll Rand • $2.5M in aftermarket parts • $600K compressor pull- through = possible leak/fault Case Study Grow Global Services Comprehensive Multi-Year CARE Bookings 2009 2010 2011 2012 2013E Americas EMEIA* AP 29% CAGR Acquiring new and satisfying existing customers with the CARE suite 98 Situation and Focus Areas • Comprehensive Multi-Year CARE agreement growth in all three regions • Aftermarket products growth driven by proprietary parts that deliver optimal equipment reliability and energy efficiency • Advanced services opportunity for growth through connectivity and remote monitoring • Technician productivity and mobility enabled by standard processes and tools *EMEIA = Europe, Middle East, India and Africa

Analyst and Investor Meeting November 12, 2013 50 Industrial Segment Summary A well-founded and consistent strategy • Superior customer experience • Innovation and technology guided by strong mega trends spanning all businesses and regions • A global services business that fosters deep customer connectivity • Fewer but stronger channel partners Growth strategies • New product and services introductions • Focus on high growth markets • Investments in partnerships, geographic expansion and acquisitions Operational Excellence • Achieving operational excellence and lean transformation A strong segment with a clear path to sustained growth 99 Percentage Point Change: 7.6 to 7.9 Operating Margin 8.2% 2009 2013F 15.8% to 16.1% Financial Summary Sue Carter Senior Vice President & CFO November 12, 2013

Analyst and Investor Meeting November 12, 2013 51 101 Agenda • Spinoff of Allegion Security business • Reorganization and new segment reporting • Reset of financials for 2013 • Balance sheet and cash flow • Capital allocation • Outlook for 2014 to 2016 102 Update Security Company Spinoff BOCOM Systems A leading global provider of mechanical and electronic security products and services • Spinoff of Security businesses named Allegion • Allegion to become a publicly traded company - Listed on the NYSE with the symbol ALLE - Record date for shares: November 22 • Completed Irish incorporation for Allegion • Tax free status of spinoff confirmed by IRS • Debt offering completed • Form 10 update filed in October • Expect to complete separation on December 1

Analyst and Investor Meeting
November 12, 2013

New Organization Structure

Ingersoll Rand

Climate	Industrial
Commercial HVAC	Compressed Air Systems and Services
Residential HVAC	Power Tools
Refrigerated Transport	Fluid Management
	Material Handling
	Club Car

- Focus on core Climate and Industrial businesses
- Expected charge to complete reorganization $0.15 to $0.20 per share
  - Spending completed in Q1 2014
  - One year payback expected

New structure to accelerate growth and to reduce complexity and overhead costs

103

Ingersoll Rand Post-Spin

Proforma data

Ingersoll Rand

	Proforma 2013 F
Revenue	$12.2B to $12.3B
Revenue Growth	2% to 3%
Operating Income Growth	+8% to 9%
Operating Margin Change	+50 bps to +60 bps
Adjusted EPS Pre-Spin	$3.55 to $3.60*
Stranded Costs	(0.10)
Security Earnings	(0.90)
Adjusted EPS Proforma Post Spin	$2.55 to $2.60
Business Unit Operating Margins	
- Climate	10.0% to 10.3%
- Industrial	15.8% to 16.1%
Cash Generation (**X** Net Income)	1.1 times
- Working Capital/ Revenue	~2.6%

*As of October 18,2013—Not an update

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Analyst and Investor Meeting
November 12, 2013

Balance Sheet and Cash Flow

Ingersoll Rand

$ Millions	YE 12	Q1'13	Q2'13	Q3'13
Cash	882	833	2,201	1,084
Debt	3,233	3,236	4,782	3,527
Net Debt	2,351	2,403	2,581	2,443


Available Cash Flow
$ Millions
918
1,100
~800
900 to 1,100
2012
2013F
2013F w/o Security
2014 to 2016F
Annual

Solid balance sheet and cash flows

105

Capital Expenditures

Excluding Security

Ingersoll Rand

- Modest future CAPEX needs
- Minimal "Bricks and Mortar" (except Emerging Markets)
- Significant ongoing investment in ERP system
- Expect to spend ~$250 to $275 million annually


Capital Expenditures ($M)
$148
$196
$223
$40
$250
$40
$250 to
$275
$30
2010
2011
2012
2013F
2014-
2016F
Annually
ERP Spend

Capital expenditures at 1.5% to 2% of revenues going forward

106

53

Analyst and Investor Meeting
November 12, 2013


Working Capital Performance
Excluding Security
Annual Working Capital % of Revenues
Ingersoll Rand
2.3%
0.8%
2.4%
2.6%
~2.5%
2010
2011
2012
2013F
2016F
107


Return on Invested Capital
Excluding Security
Ingersoll Rand
4.9%
6.4%
6.6%
7.3%
~10%
2010
2011
2012
2013F
2016F
Improved margins and working capital management are key drivers of ROIC growth
108

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Analyst and Investor Meeting November 12, 2013 55 109 8 0 750 350 0 125 0 700 0 150 0 306 37 500 0 100 200 300 400 500 600 700 800 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023 2024 2025 2026 2027 2028 2029 2030 2043 Debt Maturity Profile Putable Annually in Nov/Feb 8 8 8 8 8 8 500 Manageable debt maturities 110 Capital Allocation Annual Dividend Per Share Share Repurchase, $B 2011 2012 2013 to Q1 2014 $0.84 $1.16 $2.0 Over $4.5 billion returned to shareholders in 3 years • Future dividends to reach peer payout ratios • 2013 dividend exceeded 2008 peak of $0.72 by 17% # Shares Repurchased 36.3M 18.4M • $2B authorization ‒ Started in Q2 2013 ‒ 14 million shares for $800M repurchased Q3 YTD ‒ Targeted for Q1 2014 completion $0.50 $0.28 $0.43 $0.64 $0.84 2009 2010 2011 2012 2013

Analyst and Investor Meeting November 12, 2013 56 111 Capital Allocation Shareholder Value Balance Sheet • BBB Rating • No maturities until 2015 M & A • Focused on core businesses • Value accretive on a risk adjusted basis Share Repurchase • Complete current $2B authorization • Anticipate new authorization in early 2014 Organic Investment • Innovation and Growth • Opex Dividend • Move to peer group metrics Balancing capital allocation alternatives to create shareholder value 112 Total Shareholder Return % Change Total Returns 2009 to Present* 120 133 172 262 322 S&P 500 S&P Ind Peer Group Midpoint Peer Group Avg.Top Quartile Ingersoll Rand Top total shareholder return since 2009 * As of 10/31/2013

Analyst and Investor Meeting November 12, 2013 57 113 Ingersoll Rand Post-Spin Pro-Forma 2013F Targets 2014 to 2016 Revenue $12.2B to $12.3B Revenue Change 2% to 3% 4% to 5% CAGR Operating Income Growth +8% to 9% 13% to 15% CAGR Operating Margin Change +50 bps to 60 bps 85 to 100 bps annual Adjusted EPS Proforma, Post spin $2.55 to $2.60 15% to 20% CAGR Based 24-26% tax rate Business Unit Operating Margins - Climate 10.0% to 10.3% 12% to 13% in 2016 - Industrial 15.8% to 16.1% 17% to 19% in 2016 Cash Generation(X Net Income) 1.1 times 1.0 times - Working capital/revenues 2% to 3% 2% to 3% 114 Ingersoll Rand $12.0B 2012 2013F 2016F Operating Margin 9.6% to 9.8% Operating Margin 12% to 13% $12.2B to $12.3B $13.9B to $14.3B Revenue and Operating Income EBITDA Margins 12.0% 12.4 to 12.6% 15.0 to 16.0% Operating Margin 9.2% • Strong and Liquid balance sheet • Cash flow to fund future growth • Delivering improved financial performance - Margins - Working capital management - ROIC • Balanced capital allocation Financial strategy to deliver growth and shareholder value

Analyst and Investor Meeting November 12, 2013 58 115